Filed pursuant to Rule 497(a)
File No. 333-199102
Rule 482ad

Dated:  July 26, 2016

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification - Triangle Capital Corporation

Issuer:	Triangle Capital Corporation (the “Company”)

Ticker Symbol (Exchange):	TCAP (NYSE)

Type of Offering:	Primary Offering of Common Stock

Price:	$19.90

Trade Date:	July 26, 2016

Settlement Date:	July 29, 2016

CUSIP No.:	895848109

Size of Offering:	6,250,000 shares (not including underwriters’ option to purchase up to an additional 937,500 shares of common stock)

Use of Proceeds	To make investments in lower middle market companies, in accordance with the Company’s investment objective and strategies and for working capital and general corporate purposes.

Underwriters’ Option to Purchase Additional Shares:	15%

Joint Book-Running Managers:	Morgan Stanley, Keefe, Bruyette & Woods, BofA Merrill Lynch, Wells Fargo, Baird

Co-Managers:	BB&T Capital Markets, Janney Montgomery Scott, JMP Securities, Wunderlich Securities, Houlihan Lokey

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated July 25, 2016 and the accompanying prospectus dated April 18, 2016, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Merrill Lynch, Pierce, Fenner & Smith Incorporated, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, from Merrill Lynch Canada Inc., 181 Bay Street-Suite 400, Toronto, Ontario M5J 2V8 or by e-mail to dg.prospectus_requests@baml.com; Morgan Stanley & Co. LLC, Attn: Prospectus

Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number: 1-800-966-1559); Wells Fargo Securities, LLC, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077 (telephone number: 1-800-326-5897), or by emailing cmclientsupport@wellsfargo.com or Robert W. Baird & Co. Incorporated, Attn: Syndicate Department, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (telephone number: 1-800-792-2473), or by emailing syndicate@rwbaird.com.